U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 6, 2003

                         COMMISSION FILE NUMBER: 0-26029


                          ASIAN STAR DEVELOPMENT, INC.
                          ____________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                     NEVADA
                                     _______
         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                                   88-0866395
                                   __________
                     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                        Unit D-E, 15/F Lever Tech Centre
                              69-71 King Yip Street
                                    Kwun Tong
                                     Kowloon
                                    Hong Kong
                              Tel: (852) 2721-0936
                        _________________________________
                 (ADDRESS AND PHONE NUMBER OF PRINCIPAL OFFICES)


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ITEM  4:  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


     (a) Previous Independent Accountants


         (i) The Registrant has requested that CAC furnish it with a letter addressed to the Securities and Exchange Commission stating whether CAC agrees with the above statements. A copy of such letter is attached hereto as Exhibit 1.


ITEM 7. FINANCIAL STATEMENTS ABD EXHIBITS

     Exhibit1. Letter from Cacciamatta Accountancy Corporation






                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                        ASIAN STAR DEVELOPMENT, INC.

DATED:  FEBRUARY 20, 2003               BY: /s/HARRY TSUI
                                        ____________________________
                                               Harry Tsui, President